Osterweis Growth & Income Fund (formerly, Strategic Investment Fund) (OSTVX) Summary Prospectus | June 30, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at www.osterweis.com/prospectus. You may also obtain this information at no cost by calling (866) 236-0050 or by e-mail at marketing@osterweis.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2021 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Growth & Income Fund (the “Fund”) seeks long-term total returns and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%

(1)The fees have been restated to reflect a lower management fee effective June 30, 2021. Prior to June 30, 2021, the Fund's management fee was 1.00%.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $96	3 Years: $300	5 Years: $520	10 Years: $1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2021, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in both equity and fixed income securities that Osterweis Capital Management, LLC (the “Adviser”) believes can deliver attractive long-term returns and enhanced capital preservation. The Fund’s investments in any one sector may exceed 25% of its net assets. In executing the strategy, the advisors seek to deliver returns through both income and growth.

Equity Investments
In selecting equity investments, the Adviser focuses on the common stocks of companies that it believes offer superior investment value and opportunity for total returns. The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market but that have sustainable competitive advantages. The Adviser places particular emphasis on companies that are likely to deliver consistent dividend growth. The Adviser also seeks under-researched, growth situations that it believes can be purchased at modest valuations, as well as companies with substantial unrecognized assets, and/or improving earnings prospects. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with the growth rates, the Adviser may choose to sell those stocks. The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium and small. In addition to common stock, the Fund may also invest in preferred stock, convertible securities and up to 15% of its assets in publicly traded Master Limited Partnerships (“MLPs”) that are generally energy or natural resource related companies.

Fixed Income Investments
In selecting fixed income investments and derivatives thereon, the Adviser takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities and maturities. The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets. The Fund’s fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, mortgage-backed securities (including privately issued mortgage backed securities), asset-backed securities, collateralized debt, municipal debt, foreign debt (including those in emerging markets) and/or depositary receipts, commercial paper and preferred stock. The Fund may also invest in securities derived from the aforementioned security types (i.e., derivatives). The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in junk bonds, for instance. Un-rated securities may be deemed investment grade, particularly in the case of government agency securities and their derivatives. The Fund may at times be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality. The Fund’s primary use of derivatives will be to refine interest rate exposure and/or hedge various other investment exposures. Although the use of derivatives can involve leverage, the Fund does not intend to use derivatives to amplify its net investment exposure.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action.

Allocation of Investments
The allocation of assets between equity and fixed income securities is based on the opportunity set within each asset class, the Adviser’s assessment of the relative attractiveness of equities versus fixed income, and the Adviser’s overall view of the macroeconomic and market environment. The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors. Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity securities is expected to be 25% of the Fund’s net assets; conversely, the maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%.

The Fund may invest up to 50% of its net assets in foreign securities (in developed and in emerging markets), including depositary receipts traded on foreign exchanges. The Fund may also invest, without limitation, in depositary receipts that are traded on domestic exchanges and that evidence ownership of foreign equity securities. The Fund’s investments in any one sector may exceed 25% of its net assets.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:

•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities (high yield/junk bonds) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
◦High Yield Securities (“Junk Bond”) Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective. This risk includes the risk that the Adviser’s allocation decisions between equity and fixed income may be incorrect and result in lower performance than if the Fund’s allocation remained static.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Derivatives Risk: The risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Leverage Risk: Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•Master Limited Partnership Risk: Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
•Mortgage-Related and Other Asset-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
•Municipal Securities Risk: Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve liquidity.
•Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”): Certain instruments held by the Fund may pay an interest rate based on LIBOR, which is the offered rate for short-term loans between certain major international banks. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Small and Medium Company Risk: Investing in securities of small-cap and mid-cap companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•U.S. Government and Agency Issuer Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with two domestic broad-based market indices. A blend of the two broad-based indices is also provided as the Adviser believes it illustrates a closer representation of the Fund’s portfolio composition. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Growth & Income Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	14.59%
Worst Quarter:	1Q, 2020	-14.12%

* The Osterweis Growth & Income Fund’s calendar year-to-date return as of March 31, 2021 was 4.60%.

Average Annual Total Returns As of December 31, 2020
	1 Year	5 Years	10 Year
Return Before Taxes	17.54%	10.53%	9.10%
Return After Taxes on Distributions	16.51%	8.95%	7.71%
Return After Taxes on Distributions and Sale of Fund Shares	11.02%	7.83%	6.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index Blend (reflects no deduction for fees, expenses or taxes)	14.73%	11.11%	10.02%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

John S. Osterweis, Chairman and Co-CIO-Core Equity, Co-Lead Portfolio Manager of the Fund since 2010
Carl P. Kaufman, Co-President, Co-Chief Executive Officer, Managing Director of Fixed Income, Co-Lead Portfolio Manager of the Fund since 2010
Larry Cordisco, Vice-President and Co-CIO, Core Equity – Co-Lead Portfolio Manager of the Fund since 2021; Portfolio Manager of the Fund since 2019
Eddy Vataru, Vice President and CIO-Total Return – Portfolio Manager of the Fund since 2017
James L. Callinan, Vice President and CIO-Emerging Growth – Portfolio Manager of the Fund since June 2018

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.